UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2022

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American

Warrants to Purchase Common Stock, par value $0.01	LGL WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01. Entry into a Material Definitive Agreement

Completion of Spin-Off of MtronPTI from LGL

On October 7, 2022 (the “Distribution Date”), at 12:01 a.m. Eastern Time, the previously-announced spin-off (the “Spin-Off”) of M-tron Industries, Inc. (“Mtron”) from The LGL Group, Inc. (“LGL”) was completed. The Spin-Off of Mtron was achieved through LGL’s distribution (the “Distribution”) of 100% of the shares of Mtron common stock to holders of LGL common stock as of the close of business on the record date of September 30, 2022 (the “Record Date”). LGL stockholders of record received one-half share of Mtron common stock for every share of LGL common stock. Following the Distribution, Mtron became an independent, publicly-traded company with its common stock listed under the symbol “MPTI” on the NYSE American, and LGL retains no ownership interest in Mtron.

In connection with the Separation, Mtron entered into several agreements with LGL that, among other things, effect the Separation and provide a framework for its relationship with LGL after the Separation, including (i) an Amended and Restated Separation and Distribution Agreement which provides for, among other things, the mechanics for effecting the Distribution as well as certain ongoing responsibilities of Mtron and LGL subsequent to the Distribution, (ii) an Amended and Restated Transitional Administrative and Management Services Agreement with Mtron, which, among other things, specifies that LGL will provide Mtron, and Mtron will provide LGL, with certain administrative and management services for up to a twelve-month period after the Distribution, and (iii) an Amended and Restated Tax Indemnity and Sharing Agreement, which, among other things, contains certain agreements and covenants related to tax matters involving LGL and Mtron and covers time periods before and after the Distribution.  For more information regarding the agreements entered into in connection with the Distribution, please refer to Mtron’s registration statement on Form 10, as amended.

The foregoing description of the Amended and Restated Separation and Distribution Agreement, Amended and Restated Transitional Administrative and Management Services Agreement, and Amended and Restated Tax Indemnity and Sharing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements, filed as Exhibits 2.1, 10.1, and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On the Distribution Date, LGL completed the previously-announced Spin-Off of MtronPTI. Effective as of 12:01 a.m. Eastern Time on the Distribution Date, the common stock of MtronPTI was distributed, on a pro rata basis, to LGL stockholders of record as of the close of business on the Record Date. On the Distribution Date, each of the stockholders of LGL received one-half share of Mtron common stock for every share of LGL common stock held by such stockholder on the Record Date. Fractional shares of Mtron common stock were not delivered in the Distribution. Any fractional share of Mtron common stock otherwise issuable to an LGL stockholder was sold in the open market on such stockholder’s behalf, and such stockholder will receive a cash payment for the fractional share based on the stockholder’s pro rata portion of the net cash proceeds from sales of all fractional shares.

The Spin-Off was completed pursuant to the Amended Separation and Distribution Agreement. The description of the Spin-Off included under Item 1.01 of this Current Report on Form 8-K and the Amended Separation and Distribution Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K are incorporated by reference in this Item 2.01.

Item 5.01. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

Effective as of 12:01 a.m. Eastern Time on October 7, 2022, John S. Mega and Bel Lazar resigned from the LGL Board to join Mtron as directors, and James W. Tivy resigned as Chief Financial Officer of LGL to join Mtron as its Chief Financial Officer. In addition, effective as of 12:01 a.m. Eastern Time on October 7, 2022, Marc J. Gabelli was appointed to serve as the Chief Executive Officer of LGL, and James W. Tivy was appointed to serve as the Chief Accounting Officer of LGL. Ivan Arteaga, who currently serves on the Board as a director of LGL, was appointed to serve as the Chief Financial Officer of LGL.

LGL has not agreed to any compensation arrangements with Messrs. Gabelli, Arteaga and Tivy in connection with their respective roles as executive officers and they have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K (however, the cost of services provided by Mr. Tivy will be allocated to LGL pursuant to the Amended and Restated Transitional Administrative and Management Services Agreement).

For further information concerning the background and experience of Messrs. Gabelli, Arteaga and Tivy, please refer to page 10 of LGL’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 11, 2022 which is incorporated herein by reference

Item 8.01.Other Events.

On October 12, 2022, LGL issued a press release (the "Press Release") announcing that it has completed its previously announced Spin-Off of Mtron to LGL’s shareholders and providing an update relating to the effect of the Spin-Off on the LGL warrants.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Prior to LGL’s distribution of Mtron shares in connection with the Spin-Off, the Board of Mtron authorized the cancellation of the intercompany balance of $4,439,161.26 due from LGL and declared a $5,973.11 dividend payable to LGL which reduced Mtron’s cash balances to exactly $1 million at the close of business on October 6, 2022, as contemplated by and as disclosed within the Information Statement included as Exhibit 99.1 to Mtron’s Form 10 Registration Statement, as amended and filed with the SEC on August 19, 2022.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
2.1

Amended and Restated Separation and Distribution Agreement, by and between The LGL Group, Inc. and M-tron Industries, Inc. (Incorporated by reference to the Company’s Form 8-K filed on August 24, 2022).

10.1

Amended and Restated Transitional Administrative and Management Services Agreement, by and between The LGL Group, Inc. and M-tron Industries, Inc. (Incorporated by reference to the Company’s Form 8-K filed on August 24, 2022).

10.2	Amended and Restated Tax Indemnity and Sharing Agreement, by and between The LGL Group, Inc. and M-tron Industries, Inc. (Incorporated by reference to the Company’s Form 8-K filed on August 24, 2022).
99.1	Press Release dated October 11, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 12, 2022	THE LGL GROUP, INC.

	By:	/s/ James W. Tivy
		Name:	James W. Tivy
		Title:	Chief Accounting Officer